UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2008

UDR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(720) 283-6120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in its Current Report on Form 8-K dated March 3, 2008, filed with the Securities and Exchange Commission ("SEC") on March 7, 2008 (Commission File No. 1-10524), on March 3, 2008, UDR, Inc. (the "Company"), and certain of its subsidiaries and controlled affiliates (collectively, the "Sellers"), completed the sale of 84 multi-family apartment communities to DRA Fund VI LLC (the"Buyer"), pursuant to an Agreement of Purchase and Sale dated January 23, 2008 (the "Purchase and Sale Agreement"). Under the terms of the Purchase and Sale Agreement, the Sellers agreed to sell to the Buyer 86 multi-family apartment communities located in Arkansas, Delaware, Florida, North Carolina, Ohio, Oregon, South Carolina, Tennessee, Texas, Virginia and Washington (the "Portfolio Properties").

This Current Report on Form 8-K/A is being filed to report that on May 1, 2008, the Sellers completed the sale of one of the remaining two apartment communities, Andover Place, pursuant to the terms of the Purchase and Sale Agreement. As consideration for the sale of Andover Place on May 1, 2008, the Company received cash proceeds of approximately $27.7 million. The closing of the last remaining apartment community, Dominion at Sharon, is expected to occur within ninety days from May 1, 2008, in order to allow the Buyer additional time to satisfy a lender requirement.

The foregoing description of the sale of the Portfolio Properties does not purport to be complete and is qualified in its entirety by the complete text of the Purchase and Sale Agreement, as amended by the First Amendment to Agreement of Purchase and Sale, a copy of which is attached to this report as Exhibit 2.2 and is incorporated herein by reference. A copy of the Purchase and Sale Agreement was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 23, 2008 and filed with the SEC on January 29, 2008 (Commission File No. 1-10524), and is incorporated herein by reference.

Unaudited pro forma consolidated financial information relating to the sale of the Portfolio Properties was previously filed as Exhibit 99.1 to our Current Report on Form 8-K dated March 3, 2008, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial information of the Company with respect to the sale of the Portfolio Properties was previously filed as Exhibit 99.1 to our Current Report on Form 8-K dated March 3, 2008 and filed with the SEC on March 7, 2008 (Commission File No. 1-10524), and is incorporated herein by reference.:

• Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2007

• Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2007

• Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits.

Ex. No. - Description
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2.1 - Agreement of Purchase and Sale dated January 23, 2008, by and between the Company, DRA Fund VI LLC and the other signatories thereto (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 23, 2008 and filed with the SEC on January 29, 2008 (Commission File No. 1-10524)).

2.2 - First Amendment to Agreement of Purchase and Sale by and between the Company, DRA Fund VI, LLC and the other signatories thereto.

99.1 - Unaudited Pro Forma Consolidated Financial Statements of the Company as of and for the year ended December 31, 2007 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated March 3, 2008 and filed with the SEC on March 7, 2008 (Commission File No. 1-10524)).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

May 2, 2008	By:	David L. Messenger

Name: David L. Messenger
Title: Senior Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

2.2	First Amendment to Agreement of Purchase and Sale by and between the Company, DRA Fund VI, LLC and the other signatories thereto.